SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 1999
                                                 ----------------

                                 Room Plus
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               (Exact Name of Registrant as Specified in Charter)

          New York                     1-14478                  11-2622051
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


91 Michigan Avenue, Paterson, New Jersey                           07503
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (973) 523-4600
                                                   --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit Number                     Description
         --------------                     -----------
         16.1 Letter from Andersen to the Securities and Exchange Commission, dated January 25, 1999 (previously filed)

         16.2 Letter from Ehrenkrantz to the Securities and Exchange Commission (filed herewith)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROOM PLUS, INC.

                                   By: /s/ Jay H. Goldberg
                                       ------------------------------
                                       Name:  Jay H. Goldberg
                                       Title: Chief Financial Officer

Date: February 9, 1999

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